Exhibit 10.1

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of December 17, 2004, is made by AVENTINE RENEWABLE ENERGY, INC., a Delaware corporation (“Aventine”), AVENTINE RENEWABLE ENERGY, LLC, a Delaware limited liability company (“Parent” and, together with Aventine and any other entity that may become a party hereto, the “Grantors” and, each individually, a “Grantor”), in favor of WELLS FARGO BANK, N.A., as the Collateral Agent (in such capacity, the “Collateral Agent”) for the ratable benefit of each of the trustee (the “Trustee”) under the Indenture, dated as of December 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among Aventine Renewable Energy Holdings, Inc., the Grantors, the Trustee and the holders of the senior secured notes issued thereunder (the “Holders”; together with the Trustee, and the Collateral Agent, the “Secured Parties”)

WITNESSETH:

WHEREAS, Aventine Renewable Energy Holdings, Inc. (“Holdings”) has issued $160 million aggregate principal amount of Senior Secured Floating Rate Notes due 2011 (the “Notes”), and may make further issuances of Notes, under the Indenture. In connection therewith, the Grantors have agreed to guarantee the payment and performance of Holding’s obligations under the Indenture, the Notes and the Security Documents (collectively, the “Indenture Documents”);

WHEREAS, as a condition to the effectiveness of the Indenture and to secure the obligations of Holdings and the Grantors under and in connection with the Indenture Documents, the Grantors have executed and delivered this Agreement; and

WHEREAS, the Grantors will derive substantial direct and indirect benefit from the making of the extensions of credit under the Indenture.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Trustee to enter into the Indenture and to induce the Holders to purchase the Notes, each Grantor hereby agrees as follows:

ARTICLE 1
DEFINED TERMS

Section 1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture, and the following terms which are defined in the UCC are used herein as so defined: Accounts, Chattel Paper, Certificated Securities, Commercial Tort Claims, Commodity Accounts, Commodity Contracts, Commodity

Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financial Assets, Fixtures, Goods, Health Care Insurance Receivable, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Proceeds, Promissory Notes, Records, Security, Securities Accounts, Security Certificate, Security Entitlements, Securities Intermediary, Software, Supporting Obligations, Uncertificated Securities and Tangible Chattel Paper.

(b) The following terms shall have the following meanings:

“Administrative Agent” shall mean the administrative agent under the credit agreement dated as of May 30, 2003, as amended or otherwise modified from time to time, by and among Aventine, Parent, and JPMorgan Chase Bank, individually as a lender, as the issuing bank and as the administrative agent, and any successors or replacement thereof.

“Agreement” shall mean this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Blocked Account” shall mean Account No. 801 804 701 established by Aventine with the Administrative Agent and any other account hereafter established by Aventine or any other Grantor with Administrative Agent which Aventine or such Grantor and Administrative Agent jointly designate as the “Blocked Account,” into which all cash receipts of Aventine or any other Grantor from whatever source shall be deposited.

“Collateral” shall have the meaning provided in Article 2 hereof.

“Collateral Account” shall mean any collateral account established by the Collateral Agent as provided in Section 5.2 hereof.

“Copyright Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to Grantor of any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyright Security Agreement” means the Copyright Security Agreement executed and delivered by the Grantors to the Collateral Agent, substantially in the form of Annex III hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Copyrights” shall mean (i) any and all other copyrights, in the United States or any other country, whether registered or unregistered, or published or unpublished, all registrations and recordings thereof and all applications in connection therewith, and (ii) the right to obtain all renewals of the foregoing.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the UCC and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject (to the extent that a grant of a security interest in such general intangible is not prohibited by applicable law or by the terms of any contract, agreement, instrument, indenture or other document creating, evidencing or relating to such general intangibles), as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation (but limited as aforesaid), (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder, (iii) all equity that constitutes “general intangibles” and (iv) all rights of such Grantor to perform and to exercise all remedies thereunder. The exclusion of any general intangible from this definition as a result of any restrictions on the grant of a security interest in such general intangible does not restrict the grant of the security interest contemplated hereby in any Account, Payment Intangible, Chattel Paper or other right to payment arising under or pursuant to such general intangible.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean all rights, priorities and privileges provided under United States, multinational and foreign law relating to intellectual property, including without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trade Secrets, the Trade Secret Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercreditor Agreement” shall mean that certain agreement by and between JPMorgan Chase Bank, N.A. as ABL agent and the Collateral Agent, as term agent, dated as of December 17, 2004, and acknowledged and consented to by Holdings, the Parent and Aventine, as such agreement may be amended, modified, restated, supplemented or replaced from time to time.

“Issuer” shall mean, with reference to any Security, the issuer of such Security.

“Patent License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent to the extent that a grant of a security interest in such patent license is not prohibited by applicable law or the applicable patent agreement.

“Patent Security Agreement” means the Patent Security Agreement executed and delivered by the Grantors to the Collateral Agent, substantially in the form of Annex IV hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Patents” shall mean (i) all letters patent of the United States or any other country and all reissues and extensions thereof, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Pekin Property” shall mean all of Aventine’s Property and Equipment located at 1300 South Second Street, Pekin, Illinois 61554-5402 and commonly referred to as Aventine’s Pekin, Illinois facility.

“Pledged Securities” shall mean the Securities of any Person that may be issued or granted to, or held by, any Grantor.

“Receivable” shall mean any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Secured Obligations” shall mean the obligations under the Indenture and the Notes.

“Secured Parties” has the meaning specified in the introductory paragraph hereof.

“Trade Secret Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right in or to Trade Secrets, to the extent that a grant of a security interest in such Trade Secret License is not prohibited by applicable law or the applicable Trade Secret License.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such trade secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such trade secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any trade secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trademark License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, to the extent that a grant of a security interest in such Trademark License is not prohibited by applicable law or the applicable Trademark License.

“Trademark Security Agreement” means the Trademark Security Agreement executed and delivered by the Grantors to the Collateral Agent, substantially in the form of Annex V hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Trademarks” shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

“Vehicles” shall mean all cars, railcars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include, without limitation, all tires and other appurtenances to any of the foregoing.

Section 1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein or in the UCC or in the Indenture shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE 2
GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties a security interest in, all of the following assets and Property, tangible and intangible now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations under the Indenture Documents:

(a) all Accounts (including Health Care Insurance Receivables);

(b) all books and Records pertaining to the Collateral or otherwise;

(c) all Chattel Paper (including all Tangible Chattel Paper and Electronic Chattel Paper);

(d) all Commercial Tort Claims described on Schedule 6;

(e) all Commodity Accounts;

(f) all Commodity Contracts;

(g) all Deposit Accounts;

(h) all Documents;

(i) all General Intangibles (but subject to the limitations set forth in the definition of such term);

(j) all Goods (including, without limitation, all Equipment and Inventory);

(k) all Instruments (including, without limitation, all promissory notes);

(l) all Insurance;

(m) all Intellectual Property;

(n) all Investment Property;

(o) all Letter of Credit Rights;

(p) all Money;

(q) all Pledged Securities;

(r) all Receivables, to the extent not otherwise described above;

(s) all Securities;

(t) all Securities Accounts;

(u) all Securities Entitlements;

(v) all Supporting Obligations;

(w) all Vehicles; and

(x) to the extent not otherwise included, all Proceeds, products, accessions, rents and profits of or in respect of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided that the Collateral shall not include (i) the Capital Stock held by any Grantor of any Marketing Alliance Partner which is a Marketing Alliance Partner on the Closing Date to the

extent that the granting of such Lien is prohibited pursuant to the terms of the organizational documents of such Marketing Alliance Partner on the date hereof, (ii) the Capital Stock in NELLC unless and until either (A) Parent or Aventine obtain the consent of the requisite holders of Capital Stock in NELLC to the grant of the Security Interest in such Capital Stock of NELLC, or (B) Parent and Aventine collectively hold at least 80% of the Capital Stock of NELLC, (iii) the Capital Stock held by any Grantor in Fluid Technologies PLC and (iv) any Capital Stock of any Subsidiary of any Grantor if and to the extent that the inclusion of such Capital Stock in the Collateral shall mean that the par value, book value as carried by Holdings or such Grantor or market value, whichever is greatest, of such Capital Stock exceeds 20% of the aggregate principal amount of the Notes outstanding; provided further, that upon the occurrence of either event described in clause (ii), the Capital Stock of NELLC shall immediately and without any further action on the part of any Grantor become “Collateral” for purposes of this Agreement and the security interest provided for herein shall immediately attach to such Capital Stock. In the event that Rule 3-16 or Rule 3-10 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the Securities and Exchange Commission (or any other governmental agency) of separate financial statements of any Subsidiary of Holdings due to the fact that such Subsidiary’s capital stock or other securities of such Subsidiary secure the Secured Obligations or any guarantees by Holdings’ Subsidiaries of the Notes, then the capital stock or other securities of such Subsidiary shall automatically be deemed not to be included in the “Collateral”, but only to the extent necessary to not be subject to such requirement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

To induce the Collateral Agent and the Trustee to enter into the Indenture and to induce the Holders to purchase the Notes, each Grantor hereby represents and warrants to the Collateral Agent, the Trustee and each Holder that:

Section 3.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the Permitted Liens such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (a) such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties pursuant to this Agreement and (b) such as are expressly permitted by the Indenture.

Section 3.2 Perfected Priority Liens. The security interests granted pursuant to this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement (a) upon completion of the filings and other actions specified on Schedule 1 hereto (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor subject to (1) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity), and (b) subject to the terms of the Intercreditor Agreement, are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens. Any reference in this Agreement or the other Indenture Documents to Permitted Liens is not intended to and should not be interpreted as subordinating or postponing, or as any agreement to subordinate or postpone, any Lien created herein or by any of the other Indenture Documents to any Permitted Lien, except to the extent explicitly set forth in the Intercreditor Agreement.

Section 3.3 Organization. Such Grantor’s jurisdiction of incorporation, formation or organization (as applicable), organizational identification number and federal tax identification number are specified on Schedule 2 hereto.

Section 3.4 Inventory and Equipment.

(a) No part of the Equipment of any Grantor constitutes a Fixture or has otherwise become permanently attached to, affixed to or otherwise incorporated into any real property or improvements of any Person other than real property and improvements owned in fee by such Grantor and with respect to which such Grantor has delivered to the Collateral Agent a Mortgage granting to the Collateral Agent (i) with respect to the Pekin Property, a first and prior mortgage Lien on such real property and improvements (subject to Permitted Liens) to secure the Secured Obligations and (ii) with respect to all other property not related to the Pekin Property, a second mortgage Lien on such real property and improvements (subject to Permitted Liens) to secure the Secured Obligations.

(b) No Inventory or Equipment of any Grantor is or at any time evidenced by a negotiable Document.

Section 3.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

Section 3.6 Securities and Securities Accounts.

(a) All Securities in which a Grantor holds any beneficial or record interest are accurately listed and described in Schedule 3 hereto.

(b) Each Grantor is the sole entitlement holder of each such Securities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or securities or other property credited thereto.

(c) Except as described in Schedule 3, hereto, the Pledged Securities represent one hundred percent (100%) of the issued and outstanding Securities of every class of the applicable Issuer.

(d) The applicable Grantor has delivered to the Collateral Agent an Acknowledgement and Consent to Pledge substantially in the form of Annex II hereto duly executed by such Issuer of Pledged Securities.

(e) All of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable.

(f) Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens, restrictions on transfer, voting agreements, options or claims of, any other Person, other than Permitted Liens.

(g) To the extent any of the Pledged Securities are Certificated Securities, subject to the Intercreditor Agreement, the applicable Grantor has delivered the Security Certificates evidencing such Securities, duly endorsed in blank, or accompanied by appropriate transfer powers executed in blank, to the Collateral Agent.

Section 3.7 Commodity Accounts and Commodity Contracts.

(a) Each Grantor is the sole entitlement holder of each such Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent) having “control” (within the meanings of Sections 8-106 and 9¬106 of the UCC) over, or any other interest in, any such Commodity Account or securities or other property credited thereto.

Section 3.8 Intellectual Property

(a) All Intellectual Property owned or licensed by each Grantor or in which any Grantor holds an interest are accurately listed and described in Schedule 4 hereto.

(b) The Copyrights and Copyright applications listed on Schedule A to the Copyright Security Agreement executed and delivered in connection with this Agreement constitute all of the Copyrights and Copyright applications owned and currently in use by the Company. The Patents and Patent applications listed on Schedule A to the Patent Security Agreement executed and delivered in connection with this Agreement constitute all of the Patents and Patent applications owned and currently in use by the Company. The Trademarks and Trademark applications listed on Schedule A to the Trademark Security Agreement executed and delivered in connection with this Agreement constitute all of the Trademarks and Trademark applications owned and currently in use by the Company.

(c) All Intellectual Property of each Grantor is valid, subsisting, unexpired, enforceable, has not been abandoned, and does not infringe the Intellectual Property rights of a third party.

(d) Except as set forth in Schedule 4 hereto, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property.

(f) No action or proceeding is pending or, to the knowledge of such Grantor, threatened on the date hereof seeking to limit, cancel or question the validity, or such Grantor’s ownership, of any Intellectual Property.

Section 3.9 Deposit Accounts. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein.

Section 3.10 Instruments and Chattel Paper. Subject to the terms of the Intercreditor Agreement, each Grantor has taken all actions reasonably requested by the Collateral Agent to establish control (as defined in the UCC) by the Collateral Agent of all electronic Chattel Paper included in the Collateral and all “transferable records” as defined in Section 201 of the Federal Electronics Signatures in Global and National Commerce Act or in Section 16 of Uniform Electronic Transactions Act as in effect in all relevant jurisdictions. Without limiting the foregoing, each Grantor represents and warrants that all conditions necessary to establish the Collateral Agent’s control over any electronic chattel paper included in the Collateral under Section 9.105 of the UCC have been satisfied.

Section 3.11 Aircraft. No Grantor owns or holds any interest in aircraft.

Section 3.12 Commercial Tort Claims. All Commercial Tort Claims of each Grantor or in which any Grantor holds an interest are accurately listed and described in Schedule 6 hereto.

ARTICLE 4
COVENANTS

Each Grantor covenants and agrees that, from and after the date of this Agreement until the Notes shall have been paid in full and the Indenture shall have terminated such Grantor shall:

Section 4.1 Covenants in Indenture and other Indenture Documents. Take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that each covenant and agreement applicable to such Grantor contained in the Indenture and the other Indenture Documents is completed and no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

Section 4.2 Application of Cash Proceeds. Cause each invoice issued by such Grantor to provide for payment of such invoice (a) if by check, by remitting the same to the Lock Box, and (b) by wire transfer, automated checking transaction or other electronic funds transfer by remitting the same directly to the Blocked Account, and otherwise take all action necessary to cause all cash Proceeds of the Collateral, including, without limitation, all cash Proceeds of Receivables to be remitted to the Blocked Account. If, notwithstanding the foregoing, any Grantor shall receive any cash Proceeds of the Collateral, subject to the Intercreditor Agreement, such Grantor shall hold such Proceeds in trust for the benefit of the Collateral Agent, and not later than the first (1st) Business Day following the date of receipt, deposit the same directly into the Blocked Account in the exact form received.

Section 4.3 Electronic Chattel Paper. Subject to the terms of the Intercreditor Agreement, in the event that such Grantor shall at any time hold or acquire an interest in any electronic chattel paper or any “transferable record” (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), such Grantor shall promptly notify the Collateral Agent thereof in writing, and such Grantor shall take, or cause to be taken, such actions as the Collateral Agent may request to give the Collateral Agent control of such Electronic Chattel Paper under Section 9-314 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

Section 4.4 Maintenance of Perfected Security Interest; Further Documentation.

(a) Maintain the security interest created by this Agreement as a perfected security interest to the extent and having at least the priority described in Section 3.2 hereof and, subject to the Intercreditor Agreement, shall defend such security interest against the claims and demands of all Persons whomsoever; provided that the Collateral Agent shall release liens and security interests in any Collateral which is sold or otherwise disposed of in accordance with the terms of the Indenture and the other Indenture Documents and the Intercreditor Agreement.

(b) Furnish to the Collateral Agent and the other Secured Parties from time to time, at such Grantor’s sole cost and expense, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may request, all in such detail as the Collateral Agent may request.

(c) Subject to the Intercreditor Agreement, at any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute (as required by applicable law), deliver and/or have recorded with appropriate agencies such further instruments and documents and take such further actions as the Collateral Agent may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

(d) This Section 4.5 and the obligations imposed on each Grantor by this Section 4.5 shall be interpreted as broadly as possible in favor of the Collateral Agent and the Secured Parties in order to effectuate the purpose and intent of this Agreement.

Section 4.5 Changes in Locations, Name, etc. Not, except upon five (5) Business Days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(a) change its jurisdiction of incorporation, formation, or organization, as applicable; or

(b) change its name, identity or organizational structure.

Each notice delivered pursuant to this Section 4.6 shall specify in reasonable detail any change in the jurisdiction of incorporation, organization, formation, name, identity or corporate structure as applicable.

Section 4.6 Notices. Advise the Collateral Agent promptly, in reasonable detail, of any Lien (other than Permitted Liens) on any of the Collateral.

Section 4.7 Pledged Securities; Securities Accounts.

(a) Notify the Collateral Agent promptly in writing upon the acquisition by any Grantor of any Pledged Securities, which notice shall (i) set forth all information with respect to such Pledged Securities as is set forth on Schedule 3 hereto with respect to the Pledged Securities owned by the Grantors on the date hereof, and (ii) be accompanied by an Acknowledgment and Consent to Pledge duly executed by the Issuer of such Securities (unless such Issuer is also a Grantor). Nothing contained in this Section 4.8 shall permit any Grantor to invest in or hold any Security to the extent such investment is prohibited pursuant to the Indenture.

(b) If any Grantor shall become entitled to receive or shall receive any Security Certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the

Securities of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Agent, the Secured Parties, hold the same in trust for the Collateral Agent, the Secured Parties and, subject to the Intercreditor Agreement, deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor in blank or accompanied by an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional Pledged Securities.

(c) Any sums paid upon or in respect of the Pledged Securities including any dividend or distribution or any amount paid upon the liquidation or dissolution of any Issuer shall be paid deposited directly into the Blocked Account in accordance with Section 4.2 hereof. Subject to the terms of the Intercreditor Agreement, in case any distribution of property upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, such non-cash Proceeds so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent for the ratable benefit of the Secured Parties, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations.

(d) Without the prior written consent of the Collateral Agent, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Indenture), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to dispose of any of the Pledged Securities or Proceeds thereof (except for restrictions that exist on the date hereof which are expressly set forth in the organizational documents of Marketing Alliance Partners in which any Grantor owns Capital Stock as of the Closing Date).

(e) If such Grantor is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.8(a) hereof with respect to the Pledged Securities issued by it, and (iii) the terms of Section 5.1 hereof shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.1 hereof with respect to the Pledged Securities issued by it.

Section 4.8 Receivables.

(a) Other than in the ordinary course of business, not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect in any material respect the value thereof.

(b) Subject to the terms of the Intercreditor Agreement, if at any time the aggregate amount owing to such Grantor on all Accounts as to which a Governmental Authority is an obligor exceeds 5% of the aggregate amount owing to the Grantor on all Accounts, such Grantor shall so notify the Collateral Agent and, if requested by the Collateral Agent, at such Grantor’s sole cost and expense, from and after the date on which such aggregate amount first exceeds such percentage, deliver to the Collateral Agent such assignments, notices of assignment and other documents or information as shall be necessary or otherwise requested by the Collateral Agent to permit the assignment hereunder of all Accounts as to which a Governmental Authority is an obligor pursuant to all applicable Governmental Requirements (including, without limitation, the Assignment of Claims Act of 1940, as amended).

(c) Subject to the terms of the Intercreditor Agreement, upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(d) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party he obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 4.9 Intellectual Property.

(a) Notify the Collateral Agent promptly, in writing upon the acquisition by Grantor of any Intellectual Property which notice shall set forth (i) all information with respect to such Intellectual Property as is set forth on Schedule 4 hereto with respect to Intellectual Property owned by the Grantors on the date hereof, and (ii) shall be accompanied by a Copyright Security Agreement, Patent Security Agreement and/or Trademark Security Agreement, as applicable, duly executed and completed by the applicable Grantor.

(b) Grantor (either itself or through licensees) will, with respect to each Trademark which is material to the operation of its business, (i) continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its then-current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) use such Trademark with all notices and legends required by applicable law or regulations, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(c) No Grantor will, and no Grantor will permit any licensee to do any act, whereby any Patent which is material to the operation of its business may become forfeited, abandoned or dedicated to the public.

(d) No Grantor will, and no Grantor will permit any licensee to do any act or omit to do any act whereby any portion of any Copyright which is material to the operation of its business may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any of the Copyrights may fall into the public domain.

(e) No Grantor will, and no Grantor will permit any licensee to do any act that results in any Intellectual Property held by such Grantor infringing on the Intellectual Property rights of a third party.

(f) Such Grantor will promptly notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Patent, Copyright or Trademark may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding Grantor’s ownership of, or the validity of, any Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g) To the extent any Grantor, either by itself or through an authorized agent, employee, licensee or designee, shall file an application for any Patent or Trademark with the United States Patent and Trademark Office or any Copyright in the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, a Copyright Security Agreement, a Patent Security Agreement, a Trademark Security Agreement and any and all other agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

(h) Grantor will take all commercially reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each registration of Patents, Trademarks and Copyrights held by, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, to the extent such Patents, Trademarks or Copyrights are material to the operation of its business.

(i) In the event that any Intellectual Property of any Grantor which is material to the operation of its business is infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances, or as otherwise requested by the Collateral Agent, to protect such Intellectual Property.

(j) Take all steps reasonably necessary to protect the secrecy of all Trade Secrets, including, without limitation, entering into confidentiality agreements with employees with access to such Trade Secrets and labeling and restricting access to secret information and documents.

Section 4.10 Commercial Tort Claims. Notify the Collateral Agent promptly, in writing in the event that any Grantor shall at any time after the date hereof hold any Commercial Tort Claims which notice shall set forth (i) all information with respect to such Commercial Tort Claims as is set forth on Schedule 6 hereto with respect to Commercial Tort Claims held by the Grantors on the date hereof, and (ii) shall include the express grant by such Grantor to the Collateral Agent of a security interest in such Commercial Tort Claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by such Grantor to the Collateral Agent shall be deemed to constitute such grant to the Collateral Agent. Upon the sending of such notice, any Commercial Tort Claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of the Collateral Agent provided in the Indenture or otherwise arising by such Grantor’s execution of this Agreement or any of the other Indenture Documents, the Collateral Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming the Collateral Agent or its designee as secured party and such Grantor as debtor, or any amendments to any financing statements, covering any such Commercial Tort Claim as Collateral. In addition, such Grantor shall promptly upon the Collateral Agent’s request, execute and deliver, or cause to be executed and delivered, to the Collateral Agent such other agreements, documents and instruments as the Collateral Agent may require in connection with such Commercial Tort Claim.

Section 4.11 Negotiable Documents. No Grantor shall permit any Inventory or other Property of such Grantor to be evidenced by a negotiable Document. If, notwithstanding the foregoing, any such Inventory or other Property is or becomes evidenced by a negotiable Document, the Grantor shall cause such negotiable Document, subject to the terms of the Intercreditor Agreement, to be duly negotiated to the Collateral Agent.

Section 4.12 Inventory and Equipment.

(a) Take all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in such Inventory and Equipment intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, subject to the terms of the Intercreditor Agreement, with respect to such Equipment and Inventory.

(b) Keep materially correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor’s cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail.

(c) Not deliver any Document evidencing any Equipment and Inventory to any Person other than to the issuer of such Document to claim the Goods evidenced therefor, or to the Administrative Agent.

(d) Take commercially reasonable measures to maintain, keep and preserve the Inventory in good and merchantable condition, maintain and preserve each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and provide all maintenance, service and repairs necessary for such purpose.

(e) Prevent any Equipment from becoming attached to real estate in such a manner that the same may become a Fixture or otherwise becomes permanently attached to, affixed to or otherwise incorporated into any real property or improvements of any Person other than real property and improvements owned in fee by such Grantor and with respect to which such Grantor has delivered to the Collateral Agent a Mortgage granting to the Collateral Agent (i) with respect to the Pekin Property, a first and prior mortgage Lien on such real property and improvements (subject to Permitted Liens) to secure the Secured Obligations and (ii) with respect to all other Property not related to the Pekin Property, a second mortgage Lien on such real property and improvements (subject to Permitted Liens) to secure the Secured Obligations.

ARTICLE 5
REMEDIAL PROVISIONS

Section 5.1 Pledged Securities.

(a) Unless an Event of Default shall have occurred and be continuing, each Grantor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that subject to the terms of the Intercreditor Agreement, no vote shall be cast or corporate right exercised or other action taken which, in the Collateral Agent’s reasonable judgment, would be inconsistent with or result in any violation of any provision of the Indenture, this Agreement or any other Indenture Document.

(b) Subject to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing and upon the written request of the Collateral Agent, any or all of the Pledged Securities shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders or members of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the night to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the applicable Grantor or the Collateral Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent and the other Secured Parties shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of Pledged Securities pledged by such Grantor hereunder to, subject to the Intercreditor Agreement (i) comply with any instruction received by such Issuer from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

Section 5.2 Application of Proceeds. Subject to the terms of the Intercreditor Agreement, at any time after the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s election, the Collateral Agent may apply all or any part of Proceeds, including, without limitation, any such Proceeds held in any Collateral Account in payment of the Secured Obligations. Any balance of such Proceeds remaining after the Notes shall have been paid in full, and the Indenture shall have terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

Section 5.3 UCC and Other Remedies. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Notes, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing and subject to the Intercreditor Agreement, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind, including, without limitation, notice of intent to accelerate or notice of acceleration, (except any notice required by law as referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Subject to the Intercreditor Agreement, the Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.3, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Notes and to any other Person legally entitled thereto in accordance with the terms of the Intercreditor Agreement and the Indenture. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition.

Section 5.4 Registration Rights.

(a) Subject to the terms of the Intercreditor Agreement, if the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Securities pursuant to Section 5.3 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause any Issuer thereof to: (i) execute and deliver, and cause the directors, members, managers and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause any Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 5.4 valid and binding and in compliance with any and all other applicable Governmental Requirements. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.4 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and as a consequence, that each and every covenant contained in this Section 5.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

Section 5.5 Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

ARTICLE 6
THE COLLATERAL AGENT

Section 6.1 The Collateral Agent’s Appointment as Attorney-in-Fact etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Collateral

Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following, subject to the terms of the Intercreditor Agreement:

(1) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(2) in the case of any Copyright, Patent or Trademark, execute, deliver and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(3) pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(4) execute, in connection with any sale provided for in Section 6.3 or 6.4 hereof, any endorsements, assignments or other instruments or documents of conveyance or transfer with respect to the Collateral; and

(5) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents (including, without limitation, any negotiable Documents) in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1 (a) unless an Event of Default shall have occurred and be continuing.

(b) The Collateral Agent may (but without any obligation to do so) (i) perform or satisfy any of the Grantor’s and any other Obligated Party’s obligations under or pursuant to this Agreement and the other Indenture Documents which remain unsatisfied (after providing any notice and opportunity to cure to which such Grantor or other Obligated Party is entitled under any other provision of any Indenture Document, if any), and (ii) take all other actions and pay such amounts and claims as Collateral Agent determines in its sole but reasonable discretion, is necessary or appropriate to protect the rights and interests of the Collateral Agent and the other Secured Parties under this Agreement and the other Indenture Documents and otherwise with respect to the Notes or to preserve and protect the Collateral or any part thereof from loss.

(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1 , together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable under the Indenture on past due amounts, from the date of payment by the Collateral Agent to the date reimbursed by any Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the powers granted in this Section 6.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2 Duty of the Collateral Agent. Subject to the terms of the Intercreditor Agreement, the Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent, any other Secured Party, nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor or any other Credit

Party for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 6.3 Financing Statements. Subject to the terms of the Intercreditor Agreement and pursuant to the UCC and any other applicable laws, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.4 Authority of the Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Indenture, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Grantor, the Collateral Agent shall be conclusively presumed to be acting as Collateral Agent for the Secured Parties with full and valid authority so to act or refrain from acting, and such Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE 7
MISCELLANEOUS

Section 7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article IX of the Indenture and in accordance with the Intercreditor Agreement.

Section 7.2 Notices. All notices, requests and demands to or upon the Collateral Agent, any other Secured Party, or any Grantor hereunder shall be effected in the manner provided for in Section 13.2 of the Indenture.

Section 7.3 No Waiver; Remedies Cumulative. No failure or delay on the part of any Grantor or the Collateral Agent in exercising any right or remedy under this Agreement or any other Indenture Document and no course of dealing between such Grantor and the Collateral Agent or any Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under this Agreement or any other Indenture Document preclude any other or further exercise thereof or the exercise of any other right or remedy under this Agreement or any other Indenture Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Grantor, the Collateral Agent or any Secured Party would otherwise have. No notice to or demand on any Grantor not required under this Agreement or any other Indenture Document in any case shall entitle such

Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or the Secured Parties to any other or further action in any circumstances without notice or demand.

Section 7.4 Enforcement Expenses; Indemnification.

(a) Each Grantor agrees to pay or reimburse the Collateral Agent for all of its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Indenture Documents to which such Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent.

(b) Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, to the same extent each Grantor would be required to do so pursuant to Sections 7.7 and 10.1(a) of the Indenture.

(d) The agreements in this Section 7.4 shall survive repayment of the Notes and all other amounts payable under the Indenture and the other Indenture Documents.

Section 7.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Grantor may assign or otherwise transfer any of its rights or obligations hereunder except in accordance with the terms of the Indenture (and any attempted assignment or transfer by such Grantor without such consent shall be null and void).

Section 7.6 Set-Off. Subject to the terms of the Intercreditor Agreement, in addition to and not in limitation of all rights of offset that the Collateral Agent, the Trustee or any Holder may have under applicable law, the Trustee and each Holder shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Holder or the Trustee has made any demand or the Notes are matured, have the right at any time and from time to time, without notice to any Grantor (any such notice being expressly waived by each Grantor) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Holder or the Trustee to or for the credit or the account of any Grantor against any and all of the Notes owing to such Holder or the Trustee.

Section 7.7 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

Section 7.8 Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, (a) each Grantor agrees that such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and (b) each Grantor and the Collateral Agent (acting on behalf and at the direction of the Trustee and the Holders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

Section 7.9 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER INDENTURE DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE COLLATERAL AGENT, THE TRUSTEE, THE OTHER HOLDERS, THE GRANTORS AND THE OTHER RESPECTIVE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 7.10 Governing Law; Submission to Jurisdiction; etc.

(a) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERN THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY OF, OR THE EXERCISE OF ANY REMEDIES WITH RESPECT TO, ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE, IN WHICH CASE THE LAWS OF SUCH OTHER STATE SHALL GOVERN SUCH VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY AND SUCH EXERCISE OF REMEDIES.

(b) SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER INDENTURE DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY

IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(c) WAIVER OF JURY TRIAL & CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE GRANTORS, THE COLLATERAL AGENT, THE TRUSTEE, AND THE OTHER HOLDERS: (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY INDENTURE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (2) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (3) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER INDENTURE DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

(d) Service of Process. Each party hereto irrevocably consents to service of process by notice delivered in accordance with Section 8.2 hereof. Nothing herein or in any other Indenture Document shall affect the right of the Collateral Agent, the Trustee or any other Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

Section 7.11 Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Indenture Documents;

(b) neither the Collateral Agent nor the Trustee nor any other Holder has any fiduciary relationship with or duty to such Grantor arising out of or in connection with this Agreement or any of the other Indenture Documents, and the relationship between the Collateral Agent, the Trustee and the other Holders, on one hand, and such Grantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Indenture Documents or otherwise exists by virtue of the transactions contemplated hereby among the Holder or among the Grantor and the Holders.

Section 7.12 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 7.13 Additional Grantors. Each Subsidary of the Parent that is required to become a party to this Agreement pursuant to Sections 4.15 or 10.2(c) of the Indenture shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

Section 7.14 Releases

(a) At such time as the obligations of Holdings and the Guarantors shall have been defeased or discharged in accordance with the provisions of Article VIII of the Indenture, Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Grantor. At the request and joint and several expense of the Grantors following any such termination, the Collateral Agent shall promptly deliver to the appropriate Grantor any Collateral held by the Collateral Agent hereunder, and promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Indenture, then the Collateral Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

(c) At such time as (1) the First Priority Lien Obligations have been satisfied in full in cash in accordance with the terms thereof and all commitments and letters of credit thereunder have been terminated or (2) the holders of the First Priority Liens have released their First Priority Liens on all or any portion of the Collateral, the Liens will also be automatically released to the same extent; provided, however, that (A) in the case of clause (1) of this sentence, in the event that an Event of Default under the Indenture exists as of the date on which the First Priority Lien Obligations are repaid in full and terminated as described in clause (1), the Liens on the Collateral will not be released, except to the extent the Collateral or any portion thereof was disposed of in order to repay the First Priority Lien Obligations secured by the Collateral, and the Collateral Agent (acting at the director of the Holders of a majority of outstanding principal amount of Notes) will have the right to foreclose upon the Collateral (but in such event the Liens will be released when such Event of Default and all other Events of Defaults under the Indenture cease to exists); or (B) if the First Priority Lien Obligations are thereafter secured by assets that would constitute Collateral, the Notes and the Note Guarantees will then be secured by second priority Lines on such assets to the same extent provided pursuant to the Security Documents. If Aventine subsequently incurs obligations under other First Priority Lien Obligations which are secured by assets of Aventine and its Subsidiaries of the type constituting Collateral, then the

Notes and the Note Guarantees will be secured at such time by second priority Liens on the collateral securing such First Priority Lien Obligations pursuant to the Security Documents.

(d) Additional releases of Collateral shall be provided as set forth in the Intercreditor Agreement.

Section 7.15 Reinstatement. The provisions of this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of such Grantor’s assets or should any other financial impairment occur, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Notes, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned to any obligee of the Notes, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Notes shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 7.16 Avoidance of Conflict.

Notwithstanding anything in this Agreement to the contrary, to the extent the provisions contained herein conflict with the terms of the Guaranty and Security Agreement among Holdings, Aventine and certain of its Subsidiaries and the Administrative Agent dated as of May 30, 2003 (as amended, the “ABL Security Agreement”) with respect to ABL Priority Collateral (as defined in the Intercreditor Agreement), the terms of the ABL Security Agreement shall govern except as otherwise provided in the Intercreditor Agreement.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AVENTINE RENEWABLE ENERGY, INC.

	By:	/s/ William J. Brennan
	Name:	William J. Brennan
	Title:	Chief Financial Officer

AVENTINE RENEWABLE ENERGY, LLC

	By:	/s/ William J. Brennan
	Name:	William J. Brennan
	Title:	Chief Financial Officer

COLLATERAL AGENT:	WELLS FARGO BANK, N.A., as Collateral
Agent

By:
Name:
Title:

Signature Page

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY, LLC

By:
Name:
Title:

COLLATERAL AGENT:	WELLS FARGO BANK, N.A., as
Collateral
Agent

	By:	/s/ Jeffrey Rose
	Name:	Jeffrey Rose
	Title:	Corporate [ ] Officer

Signature Page

ANNEX I
TO SECURITY AGREEMENT

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT, dated as of                                           , 200  , by                                           , a                                              (the “Additional Grantor”), in favor of WELLS FARGO BANK, N.A., as the Collateral Agent (in such capacity, the “Collateral Agent”) for the Trustee and Holders party to the Indenture referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Indenture.

WITNESSETH:

WHEREAS, Holdings, the Grantors, the Trustee and the Holders, have entered into a Indenture, dated as of December     , 2004, (as amended, supplemented or otherwise modified from time to time, the “Indenture”);

WHEREAS, the Additional Grantor has executed an Addendum to the Indenture pursuant to which it has become a Grantor under the Indenture;

WHEREAS, in connection with the Indenture, Aventine and the other Grantors (other than the Additional Grantor) have entered into the Security Agreement, dated as of December 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent for the ratable benefit of the Trustee and the Holders;

WHEREAS, Sections 4.15 or 10.1(c) of the Indenture requires the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.13 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Collateral now owned or hereafter acquired by the Additional Grantor. The information set forth in Annex I-A hereto is hereby added to the information set forth in Schedules               * to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and

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warranties contained in Section 3 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERN THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY OF, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO, ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE, IN WHICH CASE THE LAWS OF SUCH OTHER STATE SHALL GOVERN SUCH VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY AND SUCH EXERCISE OF REMEDIES.

* Refer to each Schedule which needs to be supplemented.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGMENT BY [GRANTOR]:

By execution of this Assumption Agreement in the space provided below, [INSERT RELEVANT GRANTOR] hereby acknowledges and agrees that the Securities described on Annex I-A hereto have been issued by the Additional Grantor identified herein and is held by [RELEVANT GRANTOR] and constitute “Pledged Securities” comprising part of the Pledged Securities under the Security Agreement.

Dated:

[RELEVANT GRANTOR]

By:
Name:
Title:

Signature Page

ANNEX II TO
SECURITY AGREEMENT

ACKNOWLEDGMENT AND CONSENT TO PLEDGE

[date]

[NAME OF ISSUER]
[ADDRESS OF ISSUER]

Attention:

Re:	Pledge of [describe the equity interest] (the “Pledged Securities”) in , a (the “Company”), held by [Grantor’s Name], a (“Grantor”)

Ladies and Gentlemen:

Reference is made herein to that certain Security Agreement dated as of December 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), by Aventine Renewable Energy, Inc., a Delaware corporation (“Aventine”), Aventine Renewable Energy, LLC, a Delaware limited liability company (together with any other entity that may become a party thereto), in favor of Wells Fargo Bank, N.A., as the Collateral Agent (in such capacity, the “Collateral Agent”) for the ratable benefit of Trustee and the Holders party to the Indenture dated as of December 17, 2004 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among Holdings, the Trustee and the Holders.

Pursuant to the terms of the Security Agreement and/or the terms of the Indenture, the Trustee and the Holders have required that Grantor grant to the Collateral Agent, for the benefit of the Trustee and the Holders, a security interest in the Pledged Securities to secure the Secured Obligations.

By executing this letter (this “Letter Agreement”), the Company and each shareholder/member, as may be required under the applicable organization documents hereby (a) acknowledges and confirms that the Pledged Securities represents all of Grantor’s Securities (as defined in the Security Agreement) in the Company, (b) agrees to enter a notation in the stock transfer register or other appropriate records of the Company reflecting the pledge of the Pledged Securities pursuant to the Security Agreement, (c) consents to the pledge by Grantor of the Pledged Securities to secure the Secured Obligations and subject to the terms of the Intercreditor Agreement, consents to the transfer of the Pledged Securities pursuant to the exercise of the remedies provided for in the Security Agreement (or any transfer in lieu thereof), (d) waives any breach or violation of the terms or provisions of the Company’s organizational documents

II-1

caused by such pledge or transfer, (e) agrees that it will be bound by the terms of the Security Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (f) agrees that it will notify the Collateral Agent promptly in writing upon the acquisition by Grantor of any Securities (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York or, where applicable as to specific Collateral, any other relevant state) issued by the Company, which notice shall set forth in reasonable detail all information with respect to such Securities, (g) agrees, subject to the Intercreditor Agreement, to comply with any instruction received from the Collateral Agent in writing that states that (1) an Event of Default under and as defined in the Indenture has occurred and is continuing and (2) such instructions are otherwise in accordance with the terms of the Indenture and Security Agreement, without any other or further instructions from Grantor, and (h) agrees that any sums paid upon or in respect of the Pledged Securities, including, without limitation any dividend or distribution or any amount paid upon the liquidation or dissolution of the Company shall be paid deposited directly into Account No. 801 804 701 established by Aventine with the Administrative Agent or such other account hereafter established by Aventine or Grantor with the Collateral Agent or the Administrative Agent which Aventine or Grantor and the Collateral Agent jointly designate as the “Blocked Account.”

This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart. This Letter Agreement shall be binding on, enforceable against and inure to the benefit of the Collateral Agent and the Trustee and the Holders. Facsimiles shall be effective as originals.

Evidence your agreement to each of the terms and conditions set forth above by executing this Letter Agreement in the space indicated below.

Very truly yours,

[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and Agreed
As of this day of , 20

[NAME OF THE COMPANY]

By:
Name:
Title:

II-2

ANNEX III TO
SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT

THIS COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of December 17, 2004 is entered into by AVENTINE RENEWABLE ENERGY, INC., a Delaware corporation (the “Grantor”) and certain of its affiliates (collectively, the “Grantors”) and WELLS FARGO BANK, N.A., as the Collateral Agent (the “Collateral Agent”) for the Trustee and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement dated as of December 17, 2004 among the Grantors and the Collateral Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Trustee and the Holders in certain Copyrights whether now owned or existing or hereafter acquired or arising and wherever located, including the Copyrights listed on Schedule A hereto (“Secured Copyrights”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Agent hereby agree as follows:

1. Grant of Security Interest.

(a) Each Grantor hereby grants to the Collateral Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all the Secured Copyrights, subject to the terms and conditions of the Security Agreement and the Intercreditor Agreement.

(b) The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2. Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement and the Intercreditor Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining Grantor’s approval of or signature to such modification, by amending Schedule A hereto to include reference to any right, title or interest in any existing Copyrights or any Copyrights acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights in which Grantor no longer has or claims any right, title or interest.

III-1

3. Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of the Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder.

5. Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Facsimiles shall be effective as originals.

III-2

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as the Collateral Agent

By:
Name:
Title:

III-3

SCHEDULE A

COPYRIGHT SECURITY AGREEMENT

I.     REGISTERED COPYRIGHTS

Copyright	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.    COPYRIGHT APPLICATIONS

III-4

STATE OF	)
	)	ss
COUNTY OF	)

On [ ], before me, the undersigned, a notary public in and for said state and county, personally appeared                    , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                    , on behalf of [GRANTOR], a [ ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

III-5

ANNEX IV TO
SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Agreement”), dated as of December 17, 2004 is entered into by AVENTINE RENEWABLE ENERGY, INC., a Delaware corporation (the “Grantor”) and certain of its affiliates (collectively, the “Grantors”) and WELLS FARGO BANK, N.A., as the Collateral Agent (the “Collateral Agent”) for the Trustee and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement dated as of December 17, 2004 among the Grantors and the Collateral Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Trustee and the Holders in certain Patents whether now owned or existing or hereafter acquired or arising and wherever located, including the Patents listed on Schedule A hereto (“Secured Patents”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Agent hereby agree as follows:

1. Grant of Security Interest.

(a) Each Grantor hereby grants to the Collateral Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the Secured Patents, subject to the terms and conditions of the Security Agreement and the Intercreditor Agreement.

(b) The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2. Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement and the Intercreditor Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining Grantor’s approval of or signature to such modification, by amending Schedule A hereto to include reference to any right, title or interest in any existing Patents or any Patents acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights in which Grantor no longer has or claims any right, title or interest.

3. Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of the Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder.

5. Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

WELLS FARGO BANK, N.A., as the Collateral
Agent

By:
Name:
Title:

SCHEDULE A

PATENT SECURITY AGREEMENT

I.     REGISTERED PATENTS

Patent	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.    PATENT APPLICATIONS

STATE OF	)
	)	ss
COUNTY OF	)

On [ ], before me, the undersigned, a notary public in and for said state and county, personally appeared                               , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                               , on behalf of [GRANTOR], a [ ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

ANNEX V TO
SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of December 17, 2004 is entered into by AVENTINE RENEWABLE ENERGY, INC., a Delaware corporation (the “Grantor”) and certain of its affiliates (collectively, the “Grantors”) and WELLS FARGO BANK, N.A., as the Collateral Agent (the “Collateral Agent”) for the Trustee and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement dated as of December 17, 2004 among the Grantor and the Collateral Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Trustee and the Holders in certain Trademarks whether now owned or existing or hereafter acquired or arising and wherever located, including the Trademarks listed on Schedule A (“Secured Trademarks”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Agent hereby agree as follows:

1. Grant of Security Interest.

Section 1.1 Each Grantor hereby grants to the Collateral Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all the Secured Trademarks, subject to the terms and conditions of the Security Agreement and the Intercreditor Agreement.

Section 1.2 The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. The rights and remedies of the Trustee and the Holders with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2. Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement and the Intercreditor Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining Grantor’s approval of or signature to such modification, by amending Schedule A to include reference to any right, title or interest in any existing Trademarks or any Trademarks acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Trademarks in which Grantor no longer has or claims any right, title or interest.

3. Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of the Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder.

5. Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Facsimiles shall be effective as originals.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

WELLS FARGO BANK, N.A., as the Collateral
Agent

By:
Name:
Title:

SCHEDULE A

TRADEMARKS SECURITY AGREEMENT

I.     REGISTERED PATENTS

Trademark	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.    TRADEMARK APPLICATIONS

STATE OF	)
	)	ss
COUNTY OF	)

On [ ], before me, the undersigned, a notary public in and for said state and county, personally appeared                               , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                               , on behalf of [GRANTOR], a [ ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

SCHEDULE 1

PERFECTION INFORMATION

Grantor	Filing Office
Aventine Renewable Energy, LLC	Delaware
Aventine Renewable Energy, Inc.	Delaware

SCHEDULE 2

ORGANIZATIONAL INFORMATION

		Federal Tax	Organizational
		Identification	Identification
Grantor	Jurisdiction	Number	Number

Aventine Renewable Energy,	Delaware	[AVENTINE TO	3334328
LLC		PROVIDE]
Aventine Renewable Energy,	Delaware	75-3108352	2505911
Inc.

SCHEDULE 3

SECURITIES

Grantor	Issuer	Ownership Interest
Aventine Renewable Energy, LLC	Aventine Renewable Energy, Inc.	100%
Aventine Renewable Energy, LLC	Nebraska Energy, L.L.C.	78.42%
Aventine Renewable Energy, Inc.	Ace Ethanol, LLC	7.6%
Aventine Renewable Energy, Inc.	Adkins Energy, LLC	0.1
Aventine Renewable Energy, Inc.	Fluid Technologies	1.9%
Aventine Renewable Energy, Inc.	Heartland Grain Fuels	5.0%
Aventine Renewable Energy, Inc.	Northeast Iowa Ethanol	22.8%**
Aventine Renewable Energy, Inc.	TnStates Ethanol Company, LLC	14.8%*

* TriStates has been liquidated in bankruptcy court, and this investment has been written down to $0.

** These investments are likely to be unrecoverable and have been written down to $0.

SCHEDULE 4

INTELLECTUAL PROPERTY

Copyrights

None.

Patents

None.

Trademarks

		Application	Application
Trademark	Country	Number	Date	Record Owner	Status
AVENTINE	United States	76/513,723	5/13/2003	Aventine Renewable Energy, Inc.	Accepted and set to register in due course.
AVENTINE & logo	United States	76/564,747	12/11/2003	Aventine Renewable Energy, Inc.	Application set for publication.
AVENTINE RENEWABLE ENERGY, INC. & design	United States	76/564,750	12/11/2003	Aventine Renewable Energy, Inc.	Application act for publication.

SCHEDULE 5

INSTRUMENTS AND CHATTEL PAPER

None.

SCHEDULE 6

COMMERCIAL TORT CLAIMS

On December 11, 2002, Aventine Renewable Energy, Inc. made demand for return of its $1,000,000 investment in Northeast Iowa Ethanol, LLC. Litigation commenced on November 3, 2003. The action is pending in Iowa District Court, Delaware County under case number LACV005370. The case is currently in discovery.